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                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549



                               FORM 8-K



                            Current Report
                    Pursuant to Section 13 or 15(d)
                of the Securities Exchange Act of 1934





  Date of Report (Date of Earliest Event Reported)  October 30, 2002




                           AMFAC HAWAII, LLC
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        (Exact Name of Registrant as Specified in its Charter)



                                Hawaii
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            (State or Other Jurisdiction of Incorporation)



   033-24180                                    36-3109397
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(Commission File                             (I.R.S. Employer
   Number)                                   Identification No.)



900 N. Michigan Avenue
Chicago, Illinois                                 60611
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(Address of Principal Executive Offices)        (Zip Code)



                            (312) 440-4800
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         (Registrant's Telephone Number, Including Area Code)



                                  N/A
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     (Former Name or Former Address, if Changed Since Last Report)






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ITEM 3.BANKRUPTCY OR RECEIVERSHIP.

     As previously reported, on February 27, 2002, Amfac Hawaii, LLC (the "Company") and certain of its subsidiaries and affiliates (collectively, the "Debtors") filed voluntary petitions for reorganization under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division (the "Bankruptcy Court"). The subsidiaries of the Company which filed voluntary petitions for reorganization are Amfac Holdings Corp., Amfac Land Company, Limited, Kaanapali Estate Coffee, Inc., Kaanapali Development Corp., KDCW, Inc., Pioneer Mill Company, Limited, The Lihue Plantation Company, Limited, and Waikele Golf Club, Inc. The cases are being jointly administered as case no. 02-07637 and have been assigned to the Honorable Bruce W. Black.

     The Bankruptcy Court approved the Second Amended Disclosure Statement With Respect to Joint Plan of Reorganization of Amfac Hawaii, LLC, Certain of its Subsidiaries and FHT Corporation Under Chapter 11 of the Bankruptcy Code (the "Disclosure Statement") on June 6, 2002. On July 29, 2002, the Bankruptcy Court confirmed the Second Amended Joint Plan of Reorganization of Amfac Hawaii, LLC, Certain of its Subsidiaries and FHT Corporation Under Chapter 11 of the Bankruptcy Code (the "Confirmed Plan") pursuant to an Order Confirming Second Amended Joint Plan of Reorganization Dated June 11, 2002 (the "Order"). On October 30, 2002, the Bankruptcy Court authorized certain modifications to the Confirmed Plan (as amended, the "Plan") pursuant to an Order Authorizing Nonmaterial Modifications to Second Amended Joint Plan of Reorganization of Amfac Hawaii, LLC, Certain of its Subsidiaries and FHT Corporation Under Chapter 11 of the Bankruptcy Code and Approving Certain Procedures in Connection with the Tabulation of Elections Pursuant to the Plan (the "Modification Order"). The Order, the Confirmed Plan and the Disclosure Statement were previously filed as Exhibits to the Company's Form 8-K dated July 29, 2002, and are incorporated herein by reference. A copy of the Modification Order, including the Plan which is an exhibit thereto, is attached hereto as
Exhibit 2.1 and is incorporated herein by reference.

     The conditions precedent to the effectiveness of the Plan have been satisfied. As such, the Plan is scheduled to become effective on November 12, 2002 (the "Effective Date"). Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Plan or the Disclosure Statement, as the case may be.

     Pursuant to the terms and conditions of the Plan and except as otherwise provided in the Plan or the Order, as of the Effective Date, the Debtors will continue to exist as separate legal entities. As of the Effective Date of the Plan, except as otherwise provided in the Order, the Plan, the Modification Order or as otherwise required under the Bankruptcy Code, (i) the Debtors will be discharged from all claims and liabilities existing through the Effective Date and (ii) all persons and entities will be precluded from asserting any claims against the Debtors or the assets of the Debtors for any acts, omissions, liabilities, transactions or activities that occurred before the Effective Date. Post-petition obligations are included as administrative claims and, except as may otherwise be agreed, will be paid in full.

     In addition, the Debtors will be discharged from their obligations under contracts and leases that are not assumed (or deemed assumed) by the Debtors, in accordance with the provisions of the Plan and the requirements of the Bankruptcy Code. Furthermore, any Person with a discharged claim that becomes an Allowed Claim under the Plan will be entitled to distributions of cash and/or shares of Kaanapali Land, LLC in accordance with the provisions of the Plan.

     The Plan requires and/or permits the Debtors to complete various steps after the Effective Date to fully implement the Plan. Pursuant to Rule 12h-3 of the Securities Exchange Act of 1934 (the "Exchange Act"), the Company intends to file a Form 15 with the Securities and Exchange Commission on November 12, 2002, terminating the Company's reporting obligations under the Exchange Act.


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ITEM 7.  EXHIBITS.

     (C)   EXHIBITS.

     EXHIBIT NO.      DESCRIPTION
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     2.1              Order Authorizing Nonmaterial Modifications to
                      Second Amended Joint Plan of Reorganization of
                      Amfac Hawaii, LLC, Certain of its Subsidiaries and
                      FHT Corporation Under Chapter 11 of the Bankruptcy
                      Code and Approving Certain Procedures in Connection with the Tabulation of Elections Pursuant to the Plan, dated October 30, 2002
























































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                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 8, 2002


                            AMFAC HAWAII, LLC


                            By:    /s/ Gary Nickele
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                            Name:  Gary Nickele
                            Title: President




















































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